LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED DECEMBER 20, 2013

TO THE SUMMARY PROSPECTUS AND PROSPECTUS,

EACH DATED MARCH 1, 2013, OF

LEGG MASON CAPITAL MANAGEMENT SPECIAL INVESTMENT TRUST

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated March 1, 2013, as supplemented on March 11, 2013, May 9, 2013, October 1, 2013 and December 20, 2013, and as may be amended or further supplemented, the fund’s statement of additional information, dated March 1, 2013, as supplemented on March 11, 2013, May 9, 2013, May 23, 2013, and October 1, 2013, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2012, are incorporated by reference into this Summary Prospectus.

The following information supplements, and to the extent inconsistent therewith, supersedes the information contained in the fund’s Summary Prospectus and Prospectus.

All of the changes set out in this supplement will be implemented February 1, 2014. It is anticipated that the transition of the fund’s portfolio holdings in order to align the portfolio with the new strategy will be implemented over time as market conditions warrant, may take several months, and may result in increased distributions of capital gains by the fund. An increase in capital gains distributed by the fund could result in increased taxes payable by shareholders who hold shares in taxable accounts.

The section of the fund’s Summary Prospectus and Prospectus titled “Principal investment strategies” is deleted and replaced with the following:

The fund invests primarily in equity securities and securities convertible into equity securities. While the fund may invest in companies of any size, the portfolio managers expect that under normal circumstances, the fund will invest the majority of its total assets in the securities of companies that are in the small-cap market capitalization range or in “special situations,” at the time of purchase. Market capitalization is not a factor when determining whether to invest in companies that are involved in “special situations.” The portfolio managers define special situations as companies undergoing unusual or possibly one-time developments that, in the opinion of the portfolio managers, make them attractive for investment. The fund will not invest more than 20% of its total assets in securities of companies involved in reorganizations or restructurings in connection with bankruptcy proceedings, at the time of investment. The portfolio managers follow a value discipline in selecting securities, and therefore seek to purchase securities at large discounts to the portfolio managers’ assessment of their intrinsic value.

The fund may also invest in debt securities, including securities of issuers involved in special situations, as defined above. The fund may invest up to 35% of its total assets in debt securities rated below investment grade (i.e., below BBB/Baa), commonly known as “junk bonds,” and unrated securities judged by the adviser to be below investment grade.

The fund may take temporary defensive and cash management positions; in such a case, the fund will not be pursuing its principal investment strategies and may not achieve its investment objective.

The following supplements the section of the fund’s Summary Prospectus and Prospectus titled “Performance”:

Effective February 1, 2014, the fund will change its performance benchmark from the S&P MidCap 400 Index to the Russell 2000 Index. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity market. The Russell 2000 Index will better reflect the changes in the fund’s investment universe as described in this supplement.

The section of the fund’s Prospectus titled “More on the fund’s investment strategies, investments and risks – Mid-capitalization securities” is deleted and replaced with the following:

Small-capitalization securities

The fund defines securities of companies in the small-cap market capitalization range, as companies with market capitalizations between $150 million and the upper range of the Russell 2000 Index at the time of purchase.

Please retain this supplement for future reference.

LMFX016020

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